Exhibit 34.1


[KPMG LLP LOGO]

            KPMG LLP
            Suite 700
            600 Anton Boulevard
            Costa Mesa, CA 92626-7651

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Option One Mortgage Corporation:

We have examined the compliance of Option One Mortgage Corporation and its wholly owned subsidiary, Premier Property Tax Services, LLC (collectively, the Company), with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for publicly-issued asset-backed securities transactions issued on or after January 1, 2006 for which the Company acted as the master servicer or servicer, involving first lien and second lien subprime residential mortgage loans, excluding loans serviced for transactions issued by any government sponsored enterprises (the Platform), as of and for the 12 month period ended December 31, 2006, to the extent applicable as indicated in Appendix A under the heading "Performed Directly by Option One". Management is responsible for the Company's compliance with those servicing criteria. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the servicing criteria specified above and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset-backed transactions and securities that comprise the Platform, testing of less than all of the servicing activities related to the Platform, and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during the period covered by this report for the selected transactions or any other transactions. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the servicing criteria.

Our examination disclosed the following instance of material noncompliance with the servicing criteria 1122(d)(1)(iv) applicable to the Company during the year ended December 31, 2006. With respect to requirements in the transaction agreements to maintain fidelity bond insurance in an amount that would meet the requirements of Fannie Mae, the fidelity bond amount was lower than the required amount for the period January 1, 2006 to June 16, 2006.

                       KPMG LLP, a U.S. limited liability
                     partnership, is the U.S. member firm of
                    KPMG International, a Swiss cooperative.

In our opinion, except for the instance of material noncompliance described above, the Company complied, in all material respects, with the aforementioned servicing criteria, as of and for the 12 month period ended December 31, 2006.

                                /a/ KPMG LLP

Costa Mesa, California
March 21, 2007

                                   APPENDIX A

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          INAPPLICABLE
                                                                          APPLICABLE                       SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                    CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Performed by
                                                                                               subservicer(s)   NOT performed by
                                                                                Performed by    or vendor(s)      Option One or
                                                                               Vendor(s) for     for which             by
                                                                  Performed     which Option     Option One      subservicer(s)
                                                                   Directly      One is the      is NOT the       or vendor(s)
                                                                      by        Responsible      Responsible       retained by
   Reference                        Criteria                      Option One       Party            Party           Option One
--------------------------------------------------------------------------------------------------------------------------------
                     General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(i)     Policies and procedures are instituted to         X(1)                                             X(2)
                   monitor any performance or other triggers
                   and events of default in accordance with
                   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(ii)    If any material servicing activities are          X(3)                                             X(4)
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the
                   third party's performance and compliance
                   with such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iii)   Any requirements in the transaction                                                                X
                   agreements to maintain a back-up
                   servicer for the pool assets are
                   maintained.
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 1122(d)(1)(iv)    A fidelity bond and errors and omissions          X
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the
                   amount of coverage required by and
                   otherwise in accordance with the terms of
                   the transaction agreements.
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                   Cash Collection and Administration
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 1122(d)(2)(i)     Payments on pool assets are deposited             X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(ii)    Disbursements made via wire transfer on           X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iii)   Advances of funds or guarantees regarding         X
                   collections, cash flows or distributions,
                   and any interest or other fees charged
                   for such advances, are made, reviewed and
                   approved as specified in the transaction
                   agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Option One asserts to the component of the criterion of monitoring Servicer events of default and Servicer termination triggers related to events of default.

(2)   Another party performs all other activities related to this criterion.

(3)   Option One asserts that only two third parties exist within this criterion
      - FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA". Both of these third parties have provided an assertion and related attestation report for the activities they perform with respect to the relevant criteria.

(4)   Another party performs all other activities related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          INAPPLICABLE
                                                                          APPLICABLE                       SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                    CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Performed by           NOT
                                                                                               subservicer(s)     performed by
                                                                               Performed by     or vendor(s)      Option One or
                                                                               Vendor(s) for      for which            by
                                                                  Performed    which Option      Option One      subservicer(s)
                                                                   Directly      One is the      is NOT the       or vendor(s)
                                                                      by       Responsible      Responsible        retained by
   Reference                        Criteria                      Option One       Party            Party          Option One
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iv)    The related accounts for the transaction,         X(5)
                   such as cash reserve accounts or accounts
                   established as a form of
                   overcollateralization, are separately                                                              X(6)
                   maintained (e.g., with respect to
                   commingling of cash) as set forth in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(v)     Each custodial account is maintained at a         X
                   federally insured depository institution as
                   set forth in the transaction agreements.
                   For purposes of this criterion, "federally
                   insured depository institution" with respect
                   to a foreign financial institution means
                   a foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vi)    Unissued checks are safeguarded so as to          X(7)
                   prevent unauthorized access.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vii)   Reconciliations are prepared on a monthly         X
                   basis for all asset-backed securities
                   related bank accounts, including custodial
                   accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person
                   who prepared the reconciliation; and (D)
                   contain explanations for reconciling items.
                   These reconciling items are resolved within
                   90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
                   agreements.
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                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(i)     Reports to investors, including those to          X(8)
                   be filed with the Commission, are maintained
                   in accordance with the transaction
                   agreements and applicable Commission
                   requirements. Specifically, such reports
                   (A) are prepared in accordance with
                   timeframes and other terms set forth in the                                                        X(9)
                   transaction agreements; (B) provide
                   information calculated in accordance with
                   the terms specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with investors'
                   or the trustee's records as to the total
                   unpaid principal balance and number
                   of [pool assets] serviced by the Servicer.
--------------------------------------------------------------------------------------------------------------------------------

----------
(5) Option One asserts to this criterion with respect to establishing and maintaining principal & interest custodial accounts and impound (tax & insurance) custodial accounts.

(6)   Another party performs all other activities related to this criterion.

(7) Option One asserts in whole to this criterion as Option One utilizes safety paper blank check stock and has no unissued checks.

(8) For (A), (B), and (D), the Option One assertion to this criterion is only for the functions of a Servicer clearly identified in transaction documents. (C) is not applicable to Option One.

(9)   Another party performs all other activities related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          INAPPLICABLE
                                                                          APPLICABLE                       SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                    CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Performed by
                                                                                               subservicer(s)   NOT performed by
                                                                                Performed by    or vendor(s)      Option One or
                                                                               Vendor(s) for     for which             by
                                                                  Performed     which Option     Option One      subservicer(s)
                                                                   Directly      One is the      is NOT the       or vendor(s)
                                                                      by        Responsible      Responsible       retained by
   Reference                        Criteria                      Option One       Party            Party           Option One
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(ii)    Amounts due to investors are allocated            X(10)                                             X(11)
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
                   agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iii)   Disbursements made to an investor are             X
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iv)    Amounts remitted to investors per the             X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                         Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(i)     Collateral or security on pool assets is          X(12)                                             X(13)
                   maintained as required by the transaction
                   agreements or related mortgage loan
                   documents.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ii)    pool asset and related documents are              X(14)                                             X(15)
                   safeguarded as required by the
                   transaction agreements
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iii)   Any additions, removals or substitutions          X(16)                                             X(17)
                   to the asset pool are made, reviewed and
                   approved in accordance with any
                   conditions or requirements in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iv)    Payments on pool assets, including any            X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business days
                   after receipt, or such other number of
                   days specified in the transaction
                   agreements, and allocated to principal,
                   interest or other items (e.g., escrow) in
                   accordance with the related pool asset
                   documents.
--------------------------------------------------------------------------------------------------------------------------------

----------
(10) Option One asserts to timely remittances to the Trustee as defined in the transaction agreements.

(11)  Another party performs all other activities related to this criterion.

(12) Option One asserts to this criterion only as it relates to its obligation to request and obtain a collateral file from the custodian in accordance with the transaction agreements.

(13)  Another party performs all other activities related to this criterion.

(14) Option One asserts to this criterion as it relates to its responsibility to return collateral files to the custodian when required under the transaction agreements.

(15)  Another party performs all other activities related to this criterion.

(16) Option One's assertion to this criterion is only for the functions of a Servicer clearly identified in transaction documents.

(17)  Another party performs all other activities related to this criterion.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          INAPPLICABLE
                                                                          APPLICABLE                       SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                    CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Performed by
                                                                                               subservicer(s)   NOT performed by
                                                                                Performed by    or vendor(s)      Option One or
                                                                               Vendor(s) for     for which             by
                                                                  Performed     which Option     Option One      subservicer(s)
                                                                   Directly      One is the      is NOT the       or vendor(s)
                                                                      by        Responsible      Responsible       retained by
   Reference                        Criteria                      Option One       Party            Party           Option One
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(v)     The Servicer's records regarding the                X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vi)    Changes with respect to the terms or                X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,          X
                   forbearance plans, modifications and deeds
                   in lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded in
                   accordance with the timeframes or other
                   requirements established by the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(viii)  Records documenting collection efforts are          X
                   maintained during the period a pool asset
                   is delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or
                   such other period specified in the
                   transaction agreements, and describe the
                   entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(ix)    Adjustments to interest rates or rates              X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(x)     Regarding any funds held in trust for an            X
                   obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's [pool asset] documents,
                   on at least an annual basis, or such other
                   period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable pool asset
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related [pool assets], or such other
                   number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          INAPPLICABLE
                                                                          APPLICABLE                       SERVICING
                       SERVICING CRITERIA                             SERVICING CRITERIA                    CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Performed by           NOT
                                                                                               subservicer(s)     performed by
                                                                               Performed by     or vendor(s)      Option One or
                                                                               Vendor(s) for      for which            by
                                                                  Performed    which Option      Option One      subservicer(s)
                                                                   Directly      One is the      is NOT the       or vendor(s)
                                                                      by       Responsible      Responsible        retained by
   Reference                        Criteria                      Option One       Party            Party          Option One
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xi)    Payments made on behalf of an obligor             X(18)                            X
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
                   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xii)   Any late payment penalties in connection          X(19)                            X
                   with any payment to be made on behalf of
                   an obligor are paid from the Servicer's
                   funds and not charged to the obligor,
                   unless the late payment was due to the
                   obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xiii)  Disbursements made on behalf of an                X(20)                            X
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the Servicer, or such
                   other number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(xiv)   Delinquencies, charge-offs and                    X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.
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 1122(d)(4)(xv)    Any external enhancement or other                                                                   X
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
                   transaction agreements.
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

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(18)  Option One asserts only to tax disbursements made by wholly-owned Premier
      Property Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties - FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA" - each of whom has performed an assessment of their compliance obtained a related attestation report.

(19) Option One asserts only to late payments related to tax disbursements made by wholly-owned Premier Property Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties - FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA" - each of whom has performed an assessment of their compliance obtained a related attestation report.

(20) Option One asserts only to tax disbursements made by wholly-owned Premier Property Tax Services, LLC. Option One also outsources the activities required by this criterion to third parties - FIS Tax Services (formerly known as LSI Tax Services) and ZC Sterling Insurance Agency Inc. "ZCSIA" - each of whom has performed an assessment of their compliance obtained a related attestation report.